UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 8, 2012

PAY MOBILE INC.
(Exact name of registrant as specified in its charter)

Nevada	0-11596	95-3506403
(State or other jurisdiction ofincorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

24 Ripley Avenue Toronto, Ontario, Canada M6S 3N9
(Address of principal executive offices)

(416) 767-8920
(Registrant=s telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 Item 3.02 Unregistered Sales of Securities

On March 8, 2012, the Company’s Board of Directors authorized the issuance of 1,000,000 shares of the Company’s restricted common stock to an unaffiliated accredited investor in consideration of the Company receiving $500,000 for such shares. The Shares were issued in reliance upon the exemptions provided by Section 4(2) of the Securities Act of 1933, as amended. The Company intends to use the funds for working capital.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pay Mobile, Inc.
(Registrant)

By:	/s/ Gino Porco
Gino Porco, President

Dated: March 8, 2012